Product Information Notice Dated February 27, 2012

Effective March 5, 2012, Wellington Management Company, LLP will replace Hartford Investment Management Company as sub-adviser for Hartford Total Return Bond HLS Fund (“the Fund”).

In the table in the section entitled “Investment Options” in Appendix C of your prospectus, the information for the Fund is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub- Adviser
Hartford Series Fund, Inc.
Hartford Total Return Bond HLS Fund – Class IA	Seeks a competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

This Product Information Notice should be retained for future reference

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